United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2026

ISRAEL ACQUISITIONS CORP

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41593	87-3587394
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12600 Hill Country Blvd, Building R, Suite 275 Bee Cave, Texas	78738
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 508-1531

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)*	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	ISLUF	N/A
Class A ordinary shares, par value $0.0001 per share	ISRLF	N/A
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	ISLWF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*The registrant’s units, Class A ordinary shares, par value $0.0001 per share and warrants each trade on the OTC Markets under the trading symbols “ISLUF”, “ISRLF” and “ISLWF”, respectively.

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in the Current Reports on Form 8-K, filed with the U.S. Securities and Exchange Commission (“SEC”) on January 27, 2025, July 3, 2025, March 17, 2026, and April 17, 2026 and the Current Report on Form 8-K/A filed March 9, 2026, Israel Acquisitions Corp, a Cayman Islands exempted company (the “Company”) entered into a business combination agreement on January 26, 2025, as amended on July 2, 2025, December 31, 2025, March 13, 2026, and April 15, 2026 (the “BCA”) with Gadfin Ltd., a company domiciled in Israel (“Gadfin”).

Pursuant to Section 8.3 of the BCA, the BCA may be amended, modified or supplemented by an agreement in writing executed by the Company and Gadfin. On May 15, 2026, the Company, Gadfin, and Gadfin Regev Holdings Ltd., a company domiciled in Israel entered into a fifth amendment to the BCA (the “Fifth BCA Amendment”). Pursuant to the Fifth BCA Amendment, the Company and Gadfin agreed to revise Section 7.1(d) to extend the termination date to May 31, 2026. All other termination rights under the BCA remain.

The foregoing description of the Fifth BCA Amendment is only a summary and is qualified in its entirety by reference to the full text of the Fifth BCA Amendment, which is attached hereto as Exhibit 2.6, and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of January 26, 2025, by and among, Israel Acquisitions Corp and Gadfin Ltd. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on January 27, 2025)

2.2	Amendment No. 1 to the Business Combination Agreement, dated July 2, 2025, by and among Israel Acquisitions Corp, Gadfin Ltd., and Gadfin Regev Holdings Ltd. (incorporated by reference to Exhibit 2.2 to the Current Report on Form 8-K filed by the Company on July 3, 2025)

2.3	Amendment No. 2 to the Business Combination Agreement, dated December 31, 2025, by and among Israel Acquisitions Corp, Gadfin Ltd., and Gadfin Regev Holdings Ltd. (incorporated by reference to Exhibit 2.3 to the Current Report on Form 8-K/A filed by the Company on March 9, 2026).

2.4	Amendment No. 3 to the Business Combination Agreement, dated March 13, 2026, by and among Israel Acquisitions Corp, Gadfin Ltd., and Gadfin Regev Holdings Ltd. (incorporated by reference to Exhibit 2.4 to the Current Report on Form 8-K filed by the Company on March 17, 2026).
2.5	Amendment No. 4 to the Business Combination Agreement, dated April 15, 2026, by and among Israel Acquisitions Corp, Gadfin Ltd., and Gadfin Regev Holdings Ltd. (incorporated by reference to Exhibit 2.5 to the Current Report on Form 8-K filed by the Company on April 17, 2026)
2.6	Amendment No. 5 to the Business Combination Agreement, dated May 15, 2026, by and among Israel Acquisitions Corp, Gadfin Ltd., and Gadfin Regev Holdings Ltd.

104	Cover Page Interactive Data File (embedded within the Inline document)

* Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K, Item 601(a)(5). The Company agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISRAEL AcquisitionS Corp

	By:	/s/ Ziv Elul
		Name:	Ziv Elul
		Title:	Chief Executive Officer and Director

Dated: May 15, 2026